SUPPLEMENT TO PROSPECTUSES AND
STATEMENTS OF ADDITIONAL INFORMATION (“SAI”)
DATED MARCH 6, 2008

INTEGRITY MANAGED PORTFOLIOS	THE INTEGRITY FUNDS
Kansas Municipal Fund	Integrity Small Cap Growth Fund
Kansas Insured Intermediate Fund	Integrity Health Sciences Fund
Maine Municipal Fund	Integrity Technology Fund
Nebraska Municipal Fund	Integrity Growth & Income Fund
New Hampshire Municipal Fund	Integrity High Income Fund
Oklahoma Municipal Fund	Prospectus and SAI dated May 1, 2007
Prospectus and SAI dated November 30, 2007
Integrity Total Return Income Fund
Prospectus and SAI dated October 1, 2007

MONTANA TAX-FREE FUND, INC.	INTEGRITY FUND OF FUNDS, INC.
ND TAX-FREE FUND, INC.	Prospectus and SAI dated May 1, 2007
Prospectus and SAI dated May 1, 2007

All of the foregoing are collectively referred to as the “Funds.”

I.

Effective February 29, 2008, Mr. Mark Anderson resigned as Chief Executive Officer, President and Director of Integrity Mutual Funds, Inc., as well as his positions as President of the Funds, and President and Director of Integrity Money Management, Inc., Integrity Funds Distributor, Inc. and Integrity Fund Services, Inc. Each reference to Mr. Mark Anderson in the aforementioned positions in the SAI and Prospectus and supplements thereto is hereby removed. Mr. Bradley Wells will succeed Mr. Anderson as Interim Chief Executive Officer of Integrity Mutual Funds, Inc. Mr. Robert Walstad will succeed Mr. Anderson as Interim President of the Funds effective March 4, 2008, and also remain as Director/Trustee and Chairman of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE